Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of The Finish Line, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•

The Quarterly Report of the Company on Form 10-Q for the thirteen weeks ended May 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78); and

•	The information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: June 26, 2008

/s/ Alan H. Cohen
Alan H. Cohen Chairman and Chief Executive Officer

/s/ Kevin S. Wampler
Kevin S. Wampler Executive Vice-President, Chief Financial Officer and Assistant Secretary